Exhibit 99.1

Tel: 215-564-1900 Fax: 215-564-3940 www.bdo.com	Ten Penn Center 1801 Market Street, Suite 1700 Philadelphia, PA 19103

Independent Accountant’s Report

To the Management of:

Green Apple Management Company, LLC

J. G. Wentworth Originations, LLC

J. G. Wentworth XLIV LLC

1200 Morris Drive, Suite 300

Chesterbrook, PA 19087

And

Nuveen

8500 Andrew Carnegie Blvd

Charlotte, NC 28262

We have performed the procedures enumerated below, which were agreed to by the Management of Green Apple Management Company, LLC, J. G. Wentworth Originations, LLC (the “Company”), J. G. Wentworth XLIV LLC (the “Issuer”), and Nuveen (“Nuveen,”) together with Green Apple Management Company, LLC, the Issuer, the Company and Nuveen, (the “Specified Parties”), solely to assist you in evaluating the accuracy of certain information with respect to a portfolio of structured settlement purchase contracts (the “Settlement Receivables”) and annuity purchase contracts (the “Annuity Receivables”) (collectively, the “Series 2019-B Receivables”). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties in this report. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures and findings are as follows:

Purchase Contract File to Data File Comparison Procedures

1.	The Company provided BDO with:

a.

An electronic data file labeled “2019-B Pool Cut PF10 - Current Pool” (the “Preliminary Data File”) containing information relating to the structured settlements purchase contracts (the “Preliminary Settlement Contracts”) and annuity purchase contracts (the “Preliminary Annuity Contracts,”) together, the “Preliminary Receivables”) as of the close of business on a date specified by the Company (the “Preliminary Cut-Off Date”) and

b.

An electronic data file labeled “2019-B Pool Cut - Full Pool” (the “Additional Data File”) containing information relating to the structured settlements purchase contracts (the “Additional Settlement Contracts”) and annuity purchase contracts (the “Additional Annuity Contracts,”) together, the “Additional Receivables”) as of the close of business on a date specified by the Company (the “Additional Cut-Off Date”).

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

c.	Access to the Company’s management information system (“WAIDE”) containing certain information with respect to the Series 2019-B Receivables and

d.

Electronic files represented by the Company’s management to be copies of original settlement documents (the “Settlement Documents”) and annuity documents (the “Annuity Documents”) containing documentation pertaining to the purchase and assignment of the Series 2019-B Receivables.

Sample Settlement Contracts

2.

We randomly selected sixty-six (66) Preliminary Settlement Contracts from the Preliminary Data File and twenty-eight (28) Additional Settlement Contracts from the Additional Data File (together, the “Sample Settlement Contracts”).

We performed the following procedures with respect to each selected settlement contract:

a.

State of Residence: Compared the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and either the signed and notarized purchase agreement (the “Purchase Agreement”), settlement agreement (the “Settlement Agreement”) or seller transfer report included in the Settlement Documents.

b.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE to the wire transfer request(s) or check stub(s) included in the Settlement Documents.

c.

Scheduled Payments Purchased: Compared the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination or March 1, 2019 (the “Securitization Cut-Off Date”) as indicated in WAIDE, and compare that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off Date) as set forth in the Purchase Agreement included in the Settlement Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of+/- $1 or less are not considered exceptions.

d.

Purchase Information: Compared the purchase date and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days) and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the wire transfer request included in the Settlement Documents.

e.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Settlement Documents and validated that the purchase price as set forth in WAIDE is greater than or equal to the purchase price indicate in the Purchase Agreement included in the Settlement Documents.

f.

Assignment Type - Court Order: For each Sample Settlement Contract with an assignment type indicated as court order (or labeled “G-SS”) on the applicable Data File, observed that a court order referencing the claimant and the corresponding Sample Settlement Contract was included in the Settlement Documents. Observed that the court order references the transaction is between the Company and the claimant. Compare the state indicated in the court order to the court order state as set forth in WAIDE.

g.

Annuity Information: Observed that the annuity information (including, but not limited to, photocopies of correspondence and excerpts of annuity policies, the Settlement Agreement, photocopy of the annuity check, a court release or affidavit) included in one of the Settlement Documents lists the claimant as an annuitant or beneficiary, and the annuity information either contains wording indicating that the payments under the annuity were guaranteed or certain.

h.	Annuity Company Issuer: Compared the name of the annuity company issuer set forth in the Settlement Documents with the name of the annuity company issuer as set forth on the applicable Data File.

i.

Notice of Direction of Payment: Observed that the Settlement Documents contain a court order, notice of assignment or letter from the Company (or an affiliate of the Company) to the annuity issuer, as applicable, directing that payments to the claimant be forwarded to one of the following addresses:

i.	PO Box 7780 4244

Philadelphia, PA 191 82-4244

ii.	PO Box 822081

Philadelphia, PA 19182

iii.	PO Box 83364

Woburn, MA 01813-3364

iv.	PO Box 116476

Atlanta, Georgia 30368-6476

v.	PO Box 101210

Atlanta, Georgia 30392

vi.	PO Box 809156

Chicago, IL 60680 -9156

j.	Lien Search: Observed that the Settlement Documents contain a consumer credit report and a UCC search that makes reference to the claimant.

k.

Settlement Agreement: Observed that the Settlement Documents contains either a photocopy of a document whose title includes the word or phrase “settlement,” “agreement,” “stipulation,” “release,” “affidavit” or “court order” referencing the claimant, or a document from the annuity provider listing the claimant as a beneficiary to a defendant listed in the Settlement Agreement.

BDO Conclusion: For one sample settlement contract (File 535071-3) there was an exception to attribute b. above. The claimant was underfunded by $4 less than the purchase price per WAIDE. No other exceptions were noted.

Management Response: The judge required an increase and added the purchase price to the order it was a manual entry error. JGW will release $4 to the annuitant to comply with the court order.

BDO performed no procedures with respect to the management response contained above. As such, we take no responsibility for management’s response.

Sample Annuity Contracts

3.

We randomly selected four (4) Preliminary Annuity Contracts from the Preliminary Data File and two (2) Additional Annuity Contracts from the Additional Data File (together the “Sample Annuity Contracts”).

4.	We performed the following procedures with respect to each selected annuity policy:

a.

Insurance Company Acknowledgement: Observed that the Annuity Documents include an acknowledgement from the issuer insurance company and to observe that the annuity policy reflects the Company (or an affiliate of the Company) as the named beneficiary.

b.

Discount Rate: Compared the discount rates used to calculate the purchase price in WAIDE to the t -value worksheet included in the Annuity Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of +/ - 0.01% or less are not considered exceptions.

c.	Notice of Assignment or Payment Address Change: Observed that the Annuity Documents included a notice of assignment or payment address change from the issuer of the policy to the Company.

d.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE (inclusive of escrow and fees) to the wire transfer advice or check stub included in the Annuity Documents.

e.

Scheduled Payments Purchased: Compared the total payments purchased as set forth on the applicable Data File (excluding the payments occurring before the date of determination or Securitization Cut-Off Date) to the total amount of scheduled payments purchased as indicated in the t-value worksheet included in the Annuity Documents (inclusive of escrow and fees). For purposes of this procedure, the Specified Parties have agreed that differences of +/ - $1 or less are not considered exceptions.

f.

Purchase Information: Compared the purchase date, the maturity value and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days), the maturity value and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the t-value worksheet included in the Annuity Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of +/ - $1 or less are not considered exceptions.

g.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Annuity Documents to validate that the purchase price as set forth in WAIDE was greater than or equal to the purchase price as set forth in the Purchase Agreement.

h.	Annuity Company Issuer: Compared the name indicated as the annuity company issuer as set forth in the Annuity Documents to the annuity company issuer as set forth on the applicable Data File.

i.

Lien Search: Observed that the Annuity Documents contains a consumer credit report and UCC search that makes reference to the claimant. If the consumer credit report or UCC search was not included in the Annuity Documents, the Company provided such document.

j.	Original Documentation: Observed that the Annuity Documents include copies of original documentation related to the purchase and assignment of the annuity policy.

BDO Conclusion: We found no exceptions as a result of the procedures performed.

Third-Party Serviced Deals

5.

We randomly selected two (2) Settlement Contracts serviced by a third-party from the listing provided by J.G. Wentworth. We performed the following procedures with respect to each selected structured settlement contract:

a.

State of Residence: Compared the claimant’s state of residence set forth on the applicable Data File to the claimant’s state of residence as indicated on the court order and either the signed and notarized purchase agreement (the “Purchase Agreement”), settlement agreement (the “Settlement Agreement”) or seller transfer report included in the Settlement Documents.

b.	Funding Check or Wire Transfer Request: Compared the total purchase price per WAIDE to the wire transfer request(s) or check stub(s) included in the Settlement Documents.

c.

Scheduled Payments Purchased: Compared the total payments set forth on the applicable Data File to the total amount of scheduled payments (excluding the payments occurring before the date of determination or April 1, 2019 (the “Securitization Cut-Off Date”) as indicated in WAIDE, and compared that amount to the total amount of scheduled payments (excluding the payments occurring before the date of determination or the Securitization Cut-Off Date) as set forth in the Purchase Agreement included in the Settlement Documents. For purposes of this procedure, the Specified Parties (as defined herein) have agreed that differences of+/- $1 or less are not considered exceptions.

d.

Purchase Information: Compared the purchase date and the last payment due date as set forth in WAIDE to the purchase date (within 30 business days) and last payment due date (within 30 days, and in the same calendar month) as set forth in the Purchase Agreement and/or the wire transfer request included in the Settlement Documents.

e.

Purchase Agreement Information: Compared the purchase price as set forth in WAIDE to the purchase price as indicated in the Purchase Agreement (net of payment deductions for scheduled payments occurring within 15 days of the date of determination) included in the Settlement Documents and validate that the purchase price as set forth in WAIDE is greater than or equal to the purchase price indicated in the Purchase Agreement included in the Settlement Documents.

f.

Assignment Type - Court Order: For each Sample Settlement Contract with an assignment type indicated as court order (or labeled “G-SS”) on the applicable Data File, observed that a court order referencing the claimant and the corresponding Sample Settlement Contract was included in the Settlement Documents. Observed that the court order references the transaction is between the Third-Party Originator and the claimant. Compared the state indicated in the court order to the court order state as set forth in WAIDE.

g.

Annuity Information: Observed that the annuity information (including, but not limited to, photocopies of correspondence and excerpts of annuity policies, the Settlement Agreement, photocopy of the annuity check, a court release or affidavit) included in one of the Settlement Documents lists the claimant as an annuitant or beneficiary, and the annuity information either contains wording indicating that the payments under the annuity were guaranteed or certain.

h.	Annuity Company Issuer: Compared the name of the annuity company issuer set forth in the Settlement Documents with the name of the annuity company issuer as set forth on the applicable Data File.

i.

Notice of Direction of Payment: Observed that the Settlement Documents contain a court order, notice of assignment or letter to the annuity issuer, as applicable, directing that payments to the claimant be forwarded to the Third-Party Originator or Third-Party Servicer.

j.

Payment Servicing Agreement: Observed that the Settlement Documents contain a document instructing the Third-Party Originator or Third-Party Servicer to direct the payments to the Company at one of the following addresses:

i.	PO Box 7780 4244

Philadelphia, PA 191 82-4244

ii.	PO Box 822081

Philadelphia, PA 19182

iii.	PO Box 83364

Woburn, MA 01813-3364

iv.	PO Box 116476

Atlanta, Georgia 30368 -6476

v.	PO Box 101210

Atlanta, Georgia 30392

vi.	PO Box 809156

Chicago, IL 60680 -9156

k.

Lien Search: Observed that the Settlement Documents contain a consumer credit report and a UCC search that makes reference to the claimant. If the consumer credit report or a UCC search is not included in the Settlement Documents, the Company will provide such document upon request.

l.

Settlement Agreement: Observed that the Settlement Documents contains either a photocopy of a document whose title includes the word or phrase “settlement,” “agreement,” “stipulation,” “release,” “affidavit” or “court order” referencing the claimant, or a document from the annuity provider listing the claimant as a beneficiary to a defendant listed in the Settlement Agreement. If such a document is not already included in the Settlement Documents, the Company will provide the document upon request.

BDO Conclusion: For one sample settlement contract (File 1672521-1) there was an exception to attribute c. above. The payment schedule per the purchase agreement did not match the payment schedule per WAIDE. For one sample settlement contract (File 1672521-1) there was an exception to attribute e. above. The purchase price per the purchase agreement did not match the purchase price per the SSC Purchase Page. No other exceptions were noted.

Management Response: The payment schedule and purchase price in WAIDE were less than the amounts described in the settlement contract and purchase agreement as JGW only purchased a portion of the assigned payments pursuant to a portfolio purchase.

BDO performed no procedures with respect to the management response contained above. As such, we take no responsibility for management’s response.

We were not engaged to, and did not, conduct an examination, the objective of which would be the expression of an opinion on the Sample Receivable Contracts. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties and is not intended to and should not be used by anyone other than these Specified Parties.

September 4, 2019